LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES
                                  (THE "FUND")
        SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003
                  (REPLACES SUPPLEMENT DATED OCTOBER 31, 2003)

The Board of Trustees that oversees the Fund has decided to terminate the Fund. The termination currently is scheduled for April 23, 2004, but will be no later than May 1, 2004.

The Fund's Prospectuses are amended as follows:

1. Effective February 17, 2004, Matrix Asset Advisors, Inc. ("Matrix") succeeded Boston Partners Asset Management, L.P. ("Boston Partners") as one of the Portfolio Managers for the Fund. David A. Katz, CFA, is responsible for the management of the Fund's assets assigned to Matrix.

         Pursuant to the portfolio management agreement, the Fund's sub-advisor, Liberty Asset Management Company ("LAMCO"), pays Matrix a fee at an annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to Matrix. This is the same fee rate that LAMCO paid Boston Partners.

         LAMCO will prepare an information statement describing Matrix. Shareholders of the Fund that request a copy of such information statement by April 23, 2004 will be provided a copy by May 17, 2004.

2. Effective October 13, 2003, Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) changed their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

3. Effective October 15, 2003, Pzena Investment Management, LLC ("Pzena") succeeded Oppenheimer Capital as one of the Portfolio Managers for the Fund. Richard S. Pzena, President and Chief Executive Officer, John P. Goetz, Managing Principal, Research and A. Rama Krishna, Managing Principal, Large Cap are responsible for the management of the Fund's assets assigned to Pzena.

         Pursuant to the portfolio management agreement, the Fund's sub-advisor, LAMCO, pays Pzena a fee at an annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to Pzena. This is the same fee rate that LAMCO paid Oppenheimer Capital.

         In addition to Pzena and Matrix, the Fund's other Portfolio Managers are Schneider Capital Management Corporation, TCW Investment Management Company and Mastrapasqua Asset Management, Inc.



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The Fund's Statement of Additional Information is amended as follows:

4. Effective February 17, 2004, Boston Partners Asset Management, L.P. was replaced by Matrix Asset Advisors, Inc. ("Matrix") as one of the Portfolio Managers of the Fund.

         Matrix is located at 747 Third Avenue, New York, New York 10017. Established in 1986, Matrix is an investment advisor to institutions and high net worth individuals. Matrix is 100% employee owned by five individuals: David A. Katz (Chief Investment Officer), Douglas S. Altabef (Senior Managing Director), Lon Birnholz (Managing Director), Steve Roukis (Senior Vice President Equity Research) and John D. Gates (President Emeritus). Messrs. Katz and Altabef have ownership interests in excess of 25% and are therefore deemed control persons of Matrix. As of December 31, 2003, Matrix had $1.1 billion in assets under management.

5. Effective October 15, 2003, Oppenheimer Capital was replaced by Pzena Investment Management, LLC ("Pzena") as one of the Portfolio Managers of the Fund.

         Pzena is located at 120 West 45th Street, 34th Floor, New York, New York 10036. Established in 1995, Pzena is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of September 30, 2003 the majority of Pzena is owned by the firm's five managing principals:
         Richard S. Pzena (President and CEO), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal, Operations and Administration) and Rama Krishna (Managing Principal, Large Cap). In addition, five additional employees owned interests in the firm as of September 30, 2003. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of September 30, 2003, Pzena had $4.4 billion in assets under management.


                                                              February 20, 2004